Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 AND WAIVER

TO

CREDIT AGREEMENT

This Amendment No. 2 to the Credit Agreement, dated as of March 3, 2009 (this “Amendment”), is entered into among those Loan Parties that are debtors-in-possession under Chapter 11 of the United States Bankruptcy Code as of the effective date of this Amendment (the “Debtor Loan Parties”), LYONDELL CHEMICAL COMPANY, (the “Borrowers’ Agent”) on behalf of each Non-Debtor Loan Party (as defined below) pursuant to Section 1.10(b) of the Credit Agreement, and the undersigned Lenders and amends the Credit Agreement dated as of December 20, 2007, as amended and restated as of April 30, 2008 (as amended to the date hereof and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Company, the Borrowers, the Subsidiary Guarantors party thereto, CITIBANK, N.A., as Primary Administrative Agent, Collateral Agent and U.S. Swing Line Lender, each lender from time to time party thereto (collectively, the “Lenders”), CITIBANK, N.A., LONDON BRANCH, as European Swing Line Lender, CITIBANK INTERNATIONAL plc, as European Administrative Agent, ABN AMRO BANK, N.V., as L/C Issuer and the other financial institutions party thereto.

W I T N E S S E T H:

WHEREAS, Section 10.01 of the Credit Agreement permits the Credit Agreement to be amended from time to time with the consent of the Required Lenders and the Loan Parties;

WHEREAS, the Required Lenders, each of the Roll-Up Lenders, the Borrower’s Agent and the other Loan Parties wish to make certain amendments to and waive certain provisions of the Credit Agreement set forth in Section 2 below;

Now, therefore, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

1.1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement (as amended hereby) are used herein as therein defined. The term “Non-Debtor Loan Parties” shall mean those Loan Parties that are not debtors-in-possession under Chapter 11 of the United States Bankruptcy Code as of the effective date of this Amendment.

SECTION 2. AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT

2.1 Amendment to Section 1.01 (Defined Terms). Subsection 1.01 of the Credit Agreement is hereby amended by:

(a) adding the following new definitions in the appropriate alphabetical order:

““Amendment No. 2” means the Amendment No. 2 to this Agreement dated as of March 3, 2009.”

““Amendment No. 2 Effective Date” shall have the meaning set forth for such term in Amendment No. 2.”

““Bankruptcy Case” means, collectively, the bankruptcy cases of Lyondell and certain of its subsidiaries and affiliates pending in the United States Bankruptcy Court for the Southern District of New York under Chapter 11 of the Bankruptcy Code.”

““Debtors” at any time is a collective reference to the U.S. Borrower and each other affiliate thereof that is a debtor in the Bankruptcy Case as of the Amendment No. 2 Effective Date.”

““DIP Term Loan Agent” shall mean the administrative agent for the lenders under the DIP Term Loan Credit Agreement.”

““DIP Term Loan Credit Agreement” means the Debtor-in-Possession Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time) to be entered into among LyondellBasell Industries AF S.C.A., Lyondell Chemical Company, Basell USA Inc., Equistar Chemicals, LP, Houston Refining LP, Millennium Chemicals Inc., Millennium Petrochemicals Inc., the lenders from time to time party thereto and UBS AG, Stamford Branch, as administrative agent and collateral agent in accordance with the Orders.”

““Foreign Debtor” shall have the meaning set forth for the term “Foreign Debtor” in the DIP Term Loan Credit Agreement.”

““New Money Loans” shall have the meaning set forth for the term “NM Loans” in the DIP Term Loan Credit Agreement.”

““Orders” means, collectively, the interim and final orders of the Bankruptcy Court, among other things, (I) authorizing Debtors (A) to obtain post-petition financing pursuant to 11 U.S.C. §§ 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) and 364(e), (B) to utilize cash collateral pursuant to 11 U.S.C. § 363 and (C) to purchase certain assets pursuant to 11 U.S.C. § 363 and (II) granting adequate protection to pre-petition secured parties pursuant to 11 U.S.C. §§ 361, 362, 363 and 364.”

““Qualified Assignee” has the meaning set forth in Section 13(f).”

““Qualified Participant” has the meaning set forth in Section 13(f).”

““Roll-Up Date” shall have the meaning set forth for such term in the DIP Term Loan Credit Agreement.”

““Roll-Up Lender” means each Person that holds a Roll-Up Loan.”

““Roll-Up Loan” shall have the meaning set forth for such term in the DIP Term Loan Credit Agreement.”

““Roll-Up Register” means annotations to the Register setting forth, with respect to each Lender and each Class of Loans, the amount of Loans designated as Roll-Up Loans, such annotations to be prepared by the DIP Term Loan Agent and delivered to the Administrative Agent on or prior to the Roll-Up Date.”

““Roll-Up Satisfaction Date” shall mean the date on which the Roll-Up Loans have been paid in full in cash or discharged pursuant to the terms of a confirmed plan of reorganization of the Debtors that complies with Section 2.12 of the DIP Term Loan Credit Agreement.”

(b) amending the definition of “Obligations” by inserting in clause (x) between “any Loan” and “or Letter of Credit” the words “, any Roll-Up Loan”; and

(c) amending the definition of “Secured Parties” by inserting between “the Lenders,” and “the Hedge Banks” the words “the Roll-Up Lenders,”.

2.2 Addition of New Article XIII (Roll-Up Transition Provisions). The Credit Agreement is further amended by adding at the end thereof the following Article XIII:

“ARTICLE XIII”

Roll-Up Transition Provisions

(a) On and after the Roll-Up Date, and without any further action by any party to this Agreement, the Roll-Up Loans shall be administered by the DIP Term Loan Agent under the DIP Term Loan Credit Agreement on the terms set forth therein. Such administration is not intended to, and shall not constitute a payment on account of the applicable Loans, which shall remain outstanding under this Agreement until the Roll-Up Satisfaction Date, and for the avoidance of doubt, no cash or other payments shall be payable by the Loan Parties solely in connection with such designation. Such administrative designation is being made as a matter of convenience to enable the Roll-Up Loans to benefit from the provisions applicable to the Roll-Up Loans in the Orders; provided, however, that, on and after the Roll-Up Date, the Administrative

Agent shall not have any responsibilities to the Roll-Up Lenders with respect to matters which are administered by the DIP Term Loan Agent under the DIP Term Loan Credit Agreement, including, without limitation, distributions of payments by any Borrower or administration of assignments of Roll-Up Loans.

(b) The Roll-Up Lenders agree that the amounts and allocations of Roll-Up Loans set forth in the Roll-Up Register shall be conclusive and binding on them under all circumstances and release and hold harmless the Administrative Agent for any actions or inactions taken by it in reliance on the Roll-Up Register or in reliance on such Lender’s status as a Roll-Up Lender (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein). For purposes of ascertaining the Roll-Up Date, the Administrative Agent may require and rely conclusively on information provided for such purpose by the DIP Term Loan Agent.

(c) In furtherance of the foregoing, except as otherwise provided in this clause (c) and in clause (d), (x) the outstanding principal amount of the Loans shall include the principal amount of the Roll-Up Loans as of the Roll-Up Date less any payments received on account of such principal amount under this Agreement or the DIP Term Loan Credit Agreement (but, for the avoidance of doubt, the Administrative Agent shall not have any responsibility for maintaining a Register with respect to, or any other records pertaining to, outstanding principal amounts of Roll-Up Loans) and (y) on and after the Roll-Up Date any payments by any Borrower on account of interest accrued on the Roll-Up Loans, including any such payments in the form of adequate protection payments received in connection with the Bankruptcy Case, shall be distributed pursuant to the DIP Term Loan Credit Agreement and the Orders and in accordance with the terms thereof. Each Roll-Up Lender agrees that all payments to be made to it by any Borrower on account of Roll-Up Loans shall be made under and in accordance with the DIP Term Loan Credit Agreement and distributed thereunder by the DIP Term Loan Agent and not by the Administrative Agent under this Credit Agreement. In no event shall any Roll-Up Lender look to the Administrative Agent to recoup any deficiency or shortfall in payment it receives under the DIP Term Loan Credit Agreement from the DIP Term Loan Agent, except for any distributions it is entitled to by the express terms of this Agreement. From time to time upon the request of the Administrative Agent, the DIP Term Loan Agent shall inform the Administrative Agent of any interest and principal payments received by the DIP Term Loan Agent pursuant to the DIP Term Loan Credit Agreement on account of Roll-Up Loans. The Administrative Agent may conclusively rely on information provided by the DIP Term Loan Agent without further investigation.

(d) As provided in the Orders, the right of the Lenders to designate Loans as Roll-Up Loans, and any compensation or payment that may be received by such Lenders on account of such Roll-Up Loans that is incremental to that which would have been received had such Roll-Up Loans continued to be administered under this Agreement, are compensation for, in consideration for, and solely on account of, the agreement of such Lenders to make New Money Loans under the DIP Term Loan Credit Agreement and not as adequate protection for, or otherwise on account of, any obligations hereunder; provided that any reduction in the principal amount of the Roll-Up Loans made pursuant to any payment under the DIP Term Loan Credit Agreement shall constitute a dollar-for-dollar repayment of the Roll-Up Loans hereunder.

(e) For the avoidance of doubt, it is the parties’ intention that, prior to the Roll-Up Satisfaction Date, the Roll-Up Loans shall continue to be entitled to, and nothing herein, in the Orders, the DIP Term Loan Credit Agreement or elsewhere shall prejudice the Roll-Up Lenders’ right to receive, a pro rata share of any payment, distribution or recovery on account of the Obligations (which, for the avoidance of doubt, shall include the Roll-Up Loans, excluding interest to the extent paid under the DIP Term Loan Credit Agreement) made by or for the account of any Foreign Debtor or Non-Debtor Loan Parties (whether as borrower or guarantor) or out of any of its assets as if the Roll-Up Loans continued to be administered by the Administrative Agent hereunder; provided that any reduction in the principal amount of the Roll-Up Loans made pursuant to any payment under the DIP Term Loan Credit Agreement shall constitute a dollar-for-dollar repayment of the Roll-Up Loans hereunder.

(f) Each Roll-Up Lender (and each Qualified Assignee and Qualified Participant) agrees, on account of the Loans and Roll-Up Loans held by such Lender from time to time, (i) not to challenge or contest the legality, validity or enforceability of Roll-Up Loans (as defined in the Credit Agreement as of the Amendment No. 2 Effective Date), any related payment or compensation provided to the holders thereof in accordance with the terms thereof or any other actions taken in respect of the foregoing (including, without limitation, any order, agreement or other actions effecting the roll-up), or initiate, cause or permit to be initiated on its behalf any claim, dispute, action, suit, arbitration, inquiry or other proceeding establishing or furthering such challenge or contest and (ii) not to assign or sell a participation interest in any Loans to any Person unless such assignee or participant (a “Qualified Assignee” and a “Qualified Participant”) shall have agreed to the provisions of this paragraph, and each Qualified Assignee and Qualified Participant, by accepting such assignment or participation, as applicable, shall be deemed to have agreed to the provisions of this paragraph. For the avoidance of doubt, nothing contained in this paragraph shall be interpreted as imposing any conditions to the assignment and assumption of Loans.

(g) Nothing contained herein shall affect the continuing entitlement of each Roll-Up Lender to vote its Outstanding Amount (which shall continue to include the Roll-Up Loans) under the Loan Documents, including in connection with any amendment, waiver or other modification of or the taking of any action under the Loan Documents, except that such Roll-Up Lender shall not be entitled to vote on any plan of reorganization in the Bankruptcy Case to the extent the Roll-Up Loans are designated as, and vote as, a separate class (separate and apart from the holders of the other Obligations) in the Bankruptcy Case.

(h) Each beneficiary of the existing Collateral Documents governed by French law hereby reserves its rights under the existing Collateral Documents governed by French law in accordance with article 1278 et seq. of the French Civil Code.”

SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

This Amendment shall become effective on the Roll-Up Date when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”):

(a) This Amendment shall have been duly executed by the Required Lenders, each Roll-Up Lender, the Borrowers’ Agent on behalf of each Non-Debtor Loan Party and each Debtor Loan Party;

(b) The Lenders, the Roll-Up Lenders, the Administrative Agent and the DIP Term Loan Agent, shall have received opinions of counsel in form and substance reasonably satisfactory to the Administrative Agent and the DIP Term Loan Agent; and

(c) All corporate and other proceedings, and all documents, instruments and other legal matters required of the Loan Parties in connection with the transactions contemplated by this Amendment shall be executed and delivered and shall be reasonably satisfactory in all respects to the Administrative Agent.

SECTION 4. REPRESENTATIONS AND WARRANTIES

On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, (i) each Debtor Loan Party and the Borrowers’ Agent hereby represents and warrants on such date to each Agent and each Lender that the execution, delivery and performance by such Person of this Amendment are within its corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not contravene the terms of such Person’s Organization Documents and (ii) the Borrowers’ Agent hereby represents and warrants on such date to each Agent and each Lender that the execution, delivery and performance by it of this Amendment on behalf of each Non-Debtor Loan Party has been duly authorized by such Non-Debtor Loan Party.

SECTION 5. REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

5.1 As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

5.2 Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

5.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or any Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents.

5.4 This Amendment is a Loan Document.

SECTION 6. EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. SECTION TITLES

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

SECTION 9. NOTICES

All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 10. SEVERABILITY

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

SECTION 11. SUCCESSORS

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

LYONDELL CHEMICAL COMPANY, as Borrowers’ Agent

By:	/s/ Alan Bigman
Name:	Alan Bigman
Title:	Authorized Person

[SIGNATURE PAGE TO AMENDMENT TO SENIOR CREDIT AGREEMENT]

The Debtor Loan Parties

BASELL FINANCE USA INC.
BASELL NORTH AMERICA INC.
BASELL USA INC.
EQUISTAR CHEMICALS, LP
HOUSTON REFINING LP
LYONDELLBASELL FINANCE COMPANY
LYONDELL CHEMICAL COMPANY
LYONDELL CHEMICAL DELAWARE COMPANY
LYONDELL CHEMICAL EUROPE, INC.
LYONDELL CHEMICAL ESPANA CO.
LYONDELL CHEMICAL NEDERLAND, LTD.
LYONDELL CHEMICAL PRODUCTS EUROPE LLC
LYONDELL CHEMICAL TECHNOLOGY 1 INC.
LYONDELL CHEMICAL TECHNOLOGY, L.P.
LYONDELL CHIMIE FRANCE LLC
LYONDELL-EQUISTAR HOLDINGS PARTNERS
LYONDELL EUROPE HOLDINGS INC.
LYONDELL HOUSTON REFINERY INC.
LYONDELL LP3 PARTNERS, LP
LYONDELL LP4 INC.
LYONDELL (PELICAN) PETROCHEMICAL L.P.1, INC.
LYONDELL PETROCHEMICAL L.P. INC.
LYONDELL REFINING COMPANY LLC
LYONDELL REFINING I LLC
MILLENNIUM AMERICA HOLDINGS INC.
MILLENNIUM AMERICA INC.
MILLENNIUM CHEMICALS INC.
MILLENNIUM PETROCHEMICALS INC.
MILLENNIUM PETROCHEMICALS GP LLC
MILLENNIUM SPECIALTY CHEMICALS INC.
MILLENNIUM US OP CO, LLC
MILLENNIUM WORLDWIDE HOLDINGS I INC.
NELL ACQUISITION (US) LLC
LYONDELL CHEMICAL TECHNOLOGY MANAGEMENT, INC.

By:	/s/ Alan Bigman
Name:	Alan Bigman
Title:	Authorized Person

[SIGNATURE PAGE TO AMENDMENT TO SENIOR CREDIT AGREEMENT]

MILLENNIUM PETROCHEMICALS PARTNERS, LP

By:	Millennium Petrochemicals GP LLC, its general partner

By:	/s/ Alan Bigman
Name:	Alan Bigman
Title:	Authorized Person

LYONDELL LP3 GP, LLC

By:	Lyondell Chemical Technology Management, Inc., its general partner

By:	/s/ Alan Bigman
Name:	Alan Bigman
Title:	Vice President

LBI ACQUISITION LLC

By:	LBCM LLC, its manager

By:	/s/ Alan Bigman
Name:	Alan Bigman
Title:	Manager

LBIH LLC

By:	LBCM LLC, its manager

By:	/s/ Alan Bigman
Name:	Alan Bigman
Title:	Manager

[SIGNATURE PAGE TO AMENDMENT TO SENIOR CREDIT AGREEMENT]

BASELL GERMANY HOLDINGS GmbH

By:	/s/ Bruce Dresbach
Name:	Bruce Dresbach
Title:	Authorized Person

[SIGNATURE PAGE TO AMENDMENT TO SENIOR CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH, as DIP Term Loan Agent and a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

ABN AMRO BANK N.V.

By:	/s/ PARKER H. DOUGLAS
Name:	PARKER H. DOUGLAS
Title:	SENIOR VICE PRESIDENT

By:	/s/ David W. Stack
Name:	David W. Stack
Title:	Senior Vice President

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

LEVERAGESOURCE III S.À R.L.

By:	/s/ Wendy Dulman
Name:	Wendy Dulman
Title:	Class A Manager

By:
Name:
Title:	Class B Manager

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

LEVERAGESOURCE III S.À R.L.

By:
Name:	Wendy Dulman
Title:	Class A Manager

By:	/s/ A. Kamarowsky
Name:	A. Kamarowsky
Title:	Class B Manager

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

LEVERAGESOURCE XI S.À R.L.

By:	/s/ Wendy Dulman
Name:	Wendy Dulman
Title:	Class A Manager

By:
Name:
Title:	Class B Manager

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

LEVERAGESOURCE XI S.À R.L.

By:
Name:	Wendy Dulman
Title:	Class A Manager

By:	/s/ A. Kamarowsky
Name:	A. Kamarowsky
Title:	Class B Manager

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

ACLF / LYONDELL S.À R.L.

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Class A Manager

By:
Name:
Title:	Class B Manager

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

ACLF / LYONDELL S.À R.L.

By:
Name:	Joseph Glatt
Title:	Class A Manager

By:	/s/ A. Kamarowsky
Name:	A. Kamarowsky
Title:	Class B Manager

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

ACLF CO-INVEST / LYONDELL S.À R.L.

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Class A Manager

By:
Name:
Title:	Class B Manager

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

ACLF CO-INVEST / LYONDELL S.À R.L.

By:
Name:	Joseph Glatt
Title:	Class A Manager

By:	/s/ A. Kamarowsky
Name:	A. Kamarowsky
Title:	Class B Manager

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

[LENDER]

SILVER POINT LUXEMBOURG PLATFORM S.A R.L.

By:	/s/ Frederik Kuiper
Name:	Frederik Kuiper
Title:

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

APPALOOSA INVESTMENT L.P.I

By:	Name Illegible
Name:
Title:

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

THOROUGHBRED FUND L.P.

By:	Name Illegible
Name:
Title:

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

Citibank, N.A., as a Lender

By:	/s/ Michael Becker
Name:	Michael Becker
Title:	Managing Director

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

PROMONTORIA HOLDING VI B.V.

By:	Name Illegible
Name:
Title:

By:	/s/ G.J. Schipper
Name:	G.J. Schipper
Title:	Managing Director

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

Banc of America Securities Limited

By:	/s/ David Jesson
Name:	David Jesson
Title:	Vice President

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Craig Packer
Name:	Craig Packer
Title:	Managing Director

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

GOLDMAN SACHS INTERNATIONAL BANK

By:	/s/ Craig Packer
Name:	Craig Packer
Title:	Managing Director

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

Merrill Lynch Capital Corporation

By:	/s/ Anand Melvani
Name:	Anand Melvani
Title:	Managing Director

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

OAK HILL CREDIT PARTNERS V, LIMITED

By:	Oak Hill CLO Management V, LLC as Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHSF FINANCING, LTD.

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHSF II FINANCING, LTD.

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

LERNER ENTERPRISES, LLC

By:	Oak Hill Advisors, L.P.
as advisor and attorney-in-fact to
Lerner Enterprises, LLC

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

STICHTING PENSIOENFONDS METAAL EN TECHNIEK

By: Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR DE METALEKTRO

By: Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

STICHTING MN SERVICES US HIGH YIELD FONDS

By: Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHA STRATEGIC CREDIT FUND, L.P.

By:	OHA Strategic Credit GenPar, LLC,
its General Partner

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

OHA STRATEGIC CREDIT FUND (PARALLEL I), L.P.

By:	OHA Strategic Credit GenPar, LLC,
its General Partner

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHA STRATEGIC CREDIT MASTER FUND (PARALLEL II), L.P.

By:	OHA Strategic Credit GenPar, LLC,
its General Partner

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

SWIFTCURRENT PARTNERS, L.P.

By: Oak Hill Advisors, L.P.
as Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

SWIFTCURRENT OFFSHORE, LTD.

By: Oak Hill Advisors, L.P.
as Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

OHA FINLANDIA CREDIT FUND

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHA CAPITAL SOLULTIONS FINANCING (ONSHORE), LTD.

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHA CAPITAL SOLUTIONS FINANCING (OFFSHORE), LTD.

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL EUROPEAN CREDIT PARTNERS I PLC By: Oak Hill Advisors (Europe), LLP as Portfolio Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL EUROPEAN CREDIT PARTNERS II PLC By: Oak Hill Advisors (Europe), LLP as Portfolio Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

[JASPER FUNDING]

By:	/s/ ARLENE ARELLANO
Name:	ARLENE ARELLANO
Title:	AUTHORIZED SIGNATORY

By:
Name:
Title:

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

Automobile Club of Southern California Pension Plan By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

Caterpillar Inc. Pension Master Trust By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

Central States, Southeast and Southwest Areas Pension Fund By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT

Chrysler LLC Master Retirement Trust By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

Employees’ Retirement Fund of the City of Dallas By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

General Board of Pension and Health Benefits of The United Methodist Church Inc. in Missouri By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT

GMAM Investment Funds Trust By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

IBM Personal Pension Plan Trust By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

International Paper Company Commingled Investment Group Trust By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT

Iowa Public Employees’ Retirement System By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

Lucent Technologies Inc. Master Pension Trust Solely with respect to the assets of the Trust managed By Oaktree Capital Management, L.P. By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

Pacific Gas & Electric Company Post Retirement Medical Plan Trust for Non-Management Employees and Retirees By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT

PG&E Corporation Retirement Master Trust By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

San Diego County Employees’ Retirement Association By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

State of Connecticut By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT

Texas County & District Retirement System By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

The State Teachers Retirement System of Ohio By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

TMCT II, LLC By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT

TMCT, LLC By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

OCM High Yield LD Holdings Ltd. By: Oaktree Capital Management, L.P., its Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Senior Vice President

SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT

OCM Loan Fund 2x LD Holdings Ltd. By: Oaktree Capital Management, L.P., its Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

OCM Loan Fund LD Holdings Ltd. By: Oaktree Capital Management, L.P., its Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

OCM Opportunities LD Holdings Ltd. By: Oaktree Capital Management, L.P., its Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director & Associate General Counsel

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT

Field Point IV S.a.r.l

By:	/s/ S. EHLERS	/s/ JAMES L. VARLEY
Name:	S. EHLERS	JAMES L. VARLEY
	Authorised Signature	AUTHORIZED SIGNATURE
Title:

Field Point V S.a.r.l.

By:	/s/ S. EHLERS	/s/ JAMES L. VARLEY
Name:	S. EHLERS	JAMES L. VARLEY
	Authorised Signature	AUTHORIZED SIGNATURE
Title:

BDF Limited
By: Strategic Value Partners, LLC
Its Investment Advisor

By:	Name Illegible
Name:
Title:

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

SILVER OAK CAPITAL LLC

By:	/s/ Thomas M. Fuller
Name:	Thomas M. Fuller
Authorized Signatory
Title:

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

[LENDER] Esperance

By:	/s/ IRFAN AHMED
Name:	IRFAN AHMED
AUTHORIZED SIGNATORY
Title:

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

SPF CDO I, LTD.

By:	/s/ Michael A. Gatto
Name:	Michael A. Gatto
Authorized Signatory
Title:

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]

Grand Central Asset Trust, SIL Series

By:	/s/ Malia Baynes
Name:	Malia Baynes
Title:	ATTORNEY-IN-FACT

[SIGNATURE PAGE TO THE SENIOR CREDIT AGREEMENT AMENDMENT]